          ----------------------------------------------------------------------
                                                 MUNICIPAL PARTNERS

                                                 FUND II INC.

                                                 SEMI-ANNUAL REPORT

                                        ----------------------------------------
                                                 DECEMBER 31, 1995

MUNICIPAL  PARTNERS  FUND  II  INC.

February 27, 1996

To Our Shareholders:

We are pleased to supply this semi-annual report to the shareholders of Municipal Partners Fund II Inc. (the "Fund") for the six months ended December 31, 1995. The fixed income markets staged a strong rally during the fourth quarter as evidenced by the Fund's net asset value return of 8.87% (assuming the reinvestment of monthly dividends in additional shares of the Fund). At December 29, 1995 (the last business day of the period), the Fund had a closing net asset value and market price per share of $13.74 and $11.375, respectively. During the quarter, the Fund continued to pay a monthly common stock dividend of $0.059 per share. For the year ended December 31, 1995, the Fund's net asset value return was 33.08% (assuming the reinvestment of monthly dividends in additional shares of the Fund).

Moderate economic growth and benign inflation were the catalysts for the fixed income rally during the fourth quarter. Although there was some volatility due to the budget debate in Washington, the market ended the year on a positive note as the Federal Reserve lowered its Federal Funds rate by 25 basis points to 5.50%.

Portfolio managers used the heavy new issue supply in the latter part of the year as an opportunity to restructure their accounts to prepare for a further decline in interest rates. As the Dow Jones Industrial Average approached the 5,000 level, individual investors shifted more of their assets into municipal bonds. During the latter part of the year, fears of flat tax legislation abated. Thus, individual investors gained confidence to extend the maturities of their municipal bond purchases.

The increased new issue supply in the second half of 1995 brought the total new issue volume to $156 billion, just 5% below last year's level. The technicals for 1996 remain favorable from a supply and demand perspective. New issue supply is not expected to increase substantially while demand could be strong from the reinvestment of maturities, calls and coupon payments.

As of December 29, 1995, the Fund's portfolio consisted of 50 issues in 23 different states with an average maturity of 12.5 years and an average coupon of 6.24%. Sector weightings emphasize housing, healthcare and transportation.

Finally, we thank you for your support and confidence. We invite you to call with any questions or comments at 1-800-725-6666 or (212) 783-1301. In addition, a recorded periodic update that reviews the municipal debt market and contains specific information regarding the Fund and its portfolio, including top ten holdings and portfolio diversification, is available by calling 1-800-421-4777.

                                      Cordially,
/s/ Mark C. Biderman                               /s/ Michael S. Hyland
--------------------                               ---------------------
Mark C. Biderman                                   Michael S. Hyland
Chairman of the Board                              President

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

December 31, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                        LONG-TERM INVESTMENTS -- 151.9%                     CREDIT RATING      (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
               ALASKA -- 7.0%
               Alaska State Housing Finance Corporation Collateralized Home
 $ 3,750       Mortgage Bonds, Subseries A-3, 5.85%, 6/01/25...................       Aaa/AAA       $  3,752,588
               Alaska State Housing Finance Corporation Insured Mortgage
   2,000       Program, 5.90%, 12/01/33........................................       Aa1/A+           2,010,320
                                                                                                    ------------
                                                                                                       5,762,908
                                                                                                    ------------
               CALIFORNIA -- 15.9%
               California Educational Facilities Authority Revenue, Pooled
               College & University Financings (Pepperdine University), Series
   1,000       A, MBIA, 5.50%, 6/01/19.........................................       Aaa/AAA            996,040
               California State Public Works Board, Lease Revenue Refunding
   2,175       Bonds (Department of Corrections), Series A, 6.875%, 11/01/14...        A/A-            2,451,356
               California State Public Works Board, Lease Revenue Refunding
               Bonds (Various University of California Projects), 1993 Series
   2,900       A, 7.00%, 3/01/14...............................................        A/A-            3,273,491
               Los Angeles, California Department of Water & Power Waterworks
   2,250       Revenue, Crossover Refunding, 5.25%, 4/15/18....................        Aa/AA           2,200,658
               San Francisco, California Airport Revenue (San Francisco
   2,000       International Airport), Series A-9, FGIC, 5.60%, 5/01/14........       Aaa/AAA          2,026,460
               South Gate, California Public Financing Authority Tax Allocation
               Revenue (South Gate Redevelopment Project No. 1), AMBAC, 5.875%,
   1,000       9/01/24.........................................................       Aaa/AAA          1,098,340
               West Covina, California Certificate of Participation (Queen of
   1,000       the Valley Hospital), 6.50%, 8/15/14............................         A/A            1,054,060
                                                                                                    ------------
                                                                                                      13,100,405
                                                                                                    ------------
               COLORADO -- 1.2%
               Colorado Health Facilities Authority Hospital Revenue (Rocky
               Mountain Adventist Healthcare Project), Series 1993, 6.625%,
   1,000       2/01/13.........................................................       Baa/BBB          1,024,240
                                                                                                    ------------
               ILLINOIS -- 28.4%
               Chicago Heights, Illinois General Obligation, Series A, FGIC,
   6,050       5.65%, 12/01/16.................................................       Aaa/AAA          6,160,897
               Chicago, Illinois O'Hare International Airport Special Facility
   3,500       Revenue (International Terminal), MBIA, 6.75%, 1/01/18..........       Aaa/AAA          3,790,430

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
               ILLINOIS -- 28.4% (CONTINUED)
               Illinois Health Facilities Authority Revenue (OSF Healthcare
 $ 2,300       System), 6.00%, 11/15/23........................................        A1/A+        $  2,299,816
               Illinois Health Facilities Authority Revenue (Servantcor
   2,000       Project), 6.00%, 8/15/12........................................       Aaa/AAA          2,092,640
               Illinois Health Facilities Authority Revenue (South Suburban
   1,000       Hospital Project), 7.00%, 2/15/18...............................        NR/A            1,067,460
               Illinois Health Facilities Authority Revenue Refunding (SSM
   1,850       Health Care), MBIA, 6.55%, 6/01/13..............................       Aaa/AAA          2,145,445
               Illinois Housing Development Authority, Series A, 6.00%,
   5,800       7/01/18.........................................................        A1/A+           5,852,084
                                                                                                    ------------
                                                                                                      23,408,772
                                                                                                    ------------
               INDIANA -- 6.0%
               Indiana Bond Bank Special Program (Sanitary District of the City
   2,850       of Gary, Indiana Project), Series B, 6.20%, 2/01/13.............        Baa/A           2,991,246
               Indiana Transportation Finance Authority Airport Facilities
   2,000       Lease Revenue, Series A, 5.50%, 11/01/17........................         A/A            1,964,920
                                                                                                    ------------
                                                                                                       4,956,166
                                                                                                    ------------
               IOWA -- 4.2%
               Iowa Finance Authority Hospital Facility Revenue Refunding
   3,350       (Trinity Regional Hospital Project), 7.00%, 7/01/12.............       NR/BBB+          3,504,837
                                                                                                    ------------
               LOUISIANA -- 7.0%
               Louisiana Public Facilities Authority Hospital Revenue Refunding
   6,000       (Touro Infirmary Project), Series B, 6.125%, 8/15/23............       Baa/BBB          5,764,380
                                                                                                    ------------
               MASSACHUSETTS -- 5.8%
               Massachusetts State Health & Educational Facilities Authority
               Revenue (Dana Farber Cancer Project), Series G-1, 6.25%,
   1,000       12/01/22........................................................        A1/A            1,032,200
               Massachusetts State Water Resource Authority General Refunding,
   3,800       Series B, 5.50%, 3/01/17........................................         A/A            3,739,010
                                                                                                    ------------
                                                                                                       4,771,210
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
               NEBRASKA -- 3.9%
               Nebraska Higher Education Loan Program, Inc., Senior
 $ 3,115       Subordinated Bonds, 1993-2 Series A-5A, 6.65%, 6/01/08..........        Aa/NR        $  3,250,097
                                                                                                    ------------
               NEVADA -- 6.7%
               Clark County, Nevada Industrial Development Revenue Refunding
   3,000       (Nevada Power Project), AMBAC, 7.20%, 10/01/22..................       Aaa/AAA          3,430,140
               Clark County, Nevada Passenger Facility Revenue, (Macarran
   1,000       International Airport), MBIA, 5.75%, 7/01/23....................       Aaa/AAA          1,005,010
               Nevada Housing Division, Single-Family Program, Series C, AMBAC,
   1,100       6.35%, 10/01/12.................................................       Aaa/AAA          1,128,336
                                                                                                    ------------
                                                                                                       5,563,486
                                                                                                    ------------
               NEW JERSEY -- 1.4%
               New Jersey Economic Development Authority, Water Facilities
               Revenue (New Jersey American Water Co., Inc. Project), FGIC,
   1,000       6.875%, 11/01/34................................................       Aaa/AAA          1,117,990
                                                                                                    ------------
               NEW YORK -- 19.8%
               Battery Park City Authority, New York Housing Revenue, Series A,
   2,000       5.75%, 6/01/23..................................................       NR/AAA           1,986,240
               Metropolitan Transportation Authority, New York (Transit
   2,500       Facilities), Series O, MBIA, 6.375%, 7/01/20....................       Aaa/AAA          2,716,875
               New York State Local Government Assistance Corporation Revenue
   2,110       Refunding, Series C, 5.50%, 4/01/18.............................         A/A            2,083,140
               Port Authority of New York & New Jersey Construction,
   4,400       Ninety-Sixth Series, FGIC, 6.60%, 10/01/23......................       Aaa/AAA          4,814,216
               The City of New York, General Obligation Bonds, Fiscal 1994
   3,000       Series B, Subseries B-1, 7.00%, 8/15/16.........................      Baa1/BBB+         3,289,680
               The City of New York, General Obligation Bonds, Series D, 6.00%,
   1,500       2/15/20.........................................................      Baa1/BBB+         1,486,665
                                                                                                    ------------
                                                                                                      16,376,816
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONTINUED)                    CREDIT RATING      (NOTE 2)
-------------------------------------------------------------------------------------------------
               OHIO -- 8.2%
               Ohio State Water Development Authority Solid Waste Disposal
 $ 3,300       Revenue (North Star BHP Broken Hill Project), 6.45%, 9/01/20....        A2/A         $  3,476,880
               The Student Loan Funding Corporation, Cincinnati, Ohio, Series
   3,250       1993B, 6.20%, 8/01/12...........................................        A/NR            3,324,685
                                                                                                    ------------
                                                                                                       6,801,565
                                                                                                    ------------
               PENNSYLVANIA -- 3.2%
               Monroeville Hospital Authority Hospital Revenue (Forbes Health
   2,490       System), 7.00%, 10/01/13........................................      Baa1/BBB+         2,664,350
                                                                                                    ------------
               RHODE ISLAND -- 4.7%
               Rhode Island Convention Center Authority Revenue, 1993 Series A,
   3,800       AMBAC, 5.75%, 5/15/27...........................................       Aaa/AAA          3,865,815
                                                                                                    ------------
               TENNESSEE -- 6.3%
               Memphis-Shelby County Airport Authority, Airport Revenue
   3,000       Refunding, Series 1993B, MBIA, 5.50%, 2/15/12...................       Aaa/AAA          3,042,780
               The Industrial Development Board of Humphreys County, Tennessee
   1,950       (E.I. duPont de Nemours and Company Project), 6.70%, 5/01/24....       Aa3/AA-          2,132,189
                                                                                                    ------------
                                                                                                       5,174,969
                                                                                                    ------------
               TEXAS -- 10.1%
               Austin, Texas Airport System Revenue, Series A, MBIA, 6.20%,
   1,500       11/15/15........................................................       Aaa/AAA          1,595,970
               Matagorda County Navigation District No. 1 (Texas) Pollution
               Control Revenue Refunding (Central Power & Light Company
   3,800       Project), 6.00%, 7/01/28........................................        A3/A-           3,868,818
               Port Corpus Christi Authority Texas Nueces County Pollution
               Control Revenue (Hoechst Celanese Corporate Project), 6.875%,
   2,665       4/01/17.........................................................        A2/A+           2,870,871
                                                                                                    ------------
                                                                                                       8,335,659
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

December 31, 1995 (unaudited)

PRINCIPAL                                                                                              MARKET
 AMOUNT                                                                             MOODY'S/S&P        VALUE
  (000)                       LONG-TERM INVESTMENTS (CONCLUDED)                    CREDIT RATING      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
               VIRGINIA -- 4.1%
               Fairfax County, Virginia Economic Development Authority Lease
 $ 2,000       Revenue (Government Center Properties), 5.50%, 5/15/18..........        Aa/AA        $  2,014,020
               Virginia State Housing Development Authority, Commonwealth
   1,300       Mortgage, Subseries I-1, 6.55%, 7/01/17.........................       Aa1/AA+          1,333,540
                                                                                                    ------------
                                                                                                       3,347,560
                                                                                                    ------------
               WASHINGTON -- 0.2%
               Public Utility District No. 1 of Snohomish County, Washington
     200       Generation System Revenue, Series B, 5.80%, 1/01/24.............        A1/A+             201,508
                                                                                                    ------------
               WEST VIRGINIA -- 2.2%
               West Virginia State Water Development Authority, Loan Program
   1,555       II, Series A, 7.00%, 11/01/31...................................       NR/BBB+          1,783,460
                                                                                                    ------------
               WISCONSIN -- 3.1%
               Wisconsin Housing & Economic Development Authority Revenue
   2,485       Refunding (Home Ownership), Series G, 6.30%, 9/01/17............        Aa/AA           2,540,391
                                                                                                    ------------
               WYOMING -- 2.5%
               Wyoming Community Development Authority Housing Revenue, Series
   2,000       1, 6.10%, 12/01/14..............................................        Aa/AA           2,032,779
                                                                                                    ------------
               TOTAL LONG-TERM INVESTMENTS (cost $119,399,601)...................................    125,349,363
                                                                                                    ------------

                                SHORT-TERM INVESTMENT -- 0.1%
  ------------------------------------------------------------------------------------------------------------
               GEORGIA -- 0.1%
               Georgia Hospital Finance Authority Revenue (Georgia Pooled Loan
     100       Program), VR, 5.95%, 1/02/96 (cost $100,000)....................     VMIG-1/A-1           100,000
                                                                                                    ------------
               TOTAL INVESTMENTS -- 152.0% (cost $119,499,601)...................................    125,449,363
                                                                                                    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

December 31, 1995 (unaudited)

                                                                                                       MARKET
                                                                                                       VALUE
                                                                                                      (NOTE 2)
  ------------------------------------------------------------------------------------------------------------
               OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%.....................................   $  2,087,005
                                                                                                    ------------
               TOTAL NET ASSETS -- 154.5%........................................................    127,536,368
                                                                                                    ------------
               Par value of 900 shares of preferred stock at $50,000 per share (Note
               5) -- (54.5%).....................................................................    (45,000,000)
                                                                                                    ------------
               NET ASSETS APPLICABLE TO COMMON STOCK -- 100%
               (equivalent to $13.74 per share on 6,007,094 common shares outstanding)...........   $ 82,536,368
                                                                                                    ------------

--------------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

AMBAC -- Insured as to principal and interest by the AMBAC Indemnity
Corporation.

FGIC   -- Insured as to principal and interest by the Financial Guaranty
Insurance Company.

MBIA  -- Insured as to principal and interest by the Municipal Bond Investors
         Assurance Corporation.

NR     -- Not rated by Moody's or S&P as indicated.

VMIG  -- Variable Moody Investment Grade.

VR     -- Variable Rate Demand Note. Maturity date shown is date of next interest rate change and coupon rate is the rate in effect on December 31, 1995.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995 (unaudited)

ASSETS
Investments, at value (cost -- $119,499,601).................................................   $125,449,363
Cash.........................................................................................         46,877
Interest receivable..........................................................................      2,106,273
Unamortized organization expenses (Note 2)...................................................         48,349
Prepaid expenses.............................................................................         39,036
                                                                                                ------------
        Total assets.........................................................................    127,689,898
                                                                                                ------------
LIABILITIES
Accrued management fee (Note 3)..............................................................         64,442
Accrued audit and tax return preparation fees................................................         30,831
Accrued legal fee............................................................................         18,220
Accrued printing and mailing fees............................................................         12,800
Accrued shareholder annual meeting expense...................................................         10,000
Accrued custodian expense....................................................................          5,157
Other accrued expenses.......................................................................         12,080
                                                                                                ------------
        Total liabilities....................................................................        153,530
                                                                                                ------------
NET ASSETS
Preferred Stock (Note 5).....................................................................     45,000,000
Common Stock ($.001 par value, authorized 100,000,000 shares; 6,007,094 shares
  outstanding)...............................................................................          6,007
Additional paid-in capital...................................................................     83,244,145
Undistributed net investment income..........................................................        261,099
Accumulated realized loss on investments.....................................................     (6,924,645)
Net unrealized appreciation on investments...................................................      5,949,762
                                                                                                ------------
        Net assets...........................................................................   $127,536,368
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 1995 (unaudited)

INVESTMENT INCOME
    INCOME
        Interest (includes net premium amortization of $11,395)................................    $ 3,743,787
    OPERATING EXPENSES
        Management fee (Note 3).....................................................   $371,244
        Auction agent fee...........................................................     61,538
        Audit and tax services......................................................     35,792
        Legal.......................................................................     20,206
        Directors' fees and expenses (Note 3).......................................     14,900
        Printing....................................................................     11,829
        Custodian...................................................................     10,325
        Listing fee.................................................................      8,151
        Transfer agent..............................................................      7,646
        Amortization of deferred organization expenses (Note 2).....................      5,083
        Other.......................................................................      9,124
                                                                                       --------
            Total operating expenses...........................................................        555,838
                                                                                                   -----------
    Net investment income......................................................................      3,187,949
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net Realized Loss on Investments...........................................................       (951,848)
    Change in Net Unrealized Appreciation on Investments.......................................      7,786,932
                                                                                                   -----------
    Net realized loss and change in net unrealized appreciation on investments.................      6,835,084
                                                                                                   -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.................................................    $10,023,033
                                                                                                   -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX
                                                                              MONTHS ENDED       FOR THE YEAR
                                                                           DECEMBER 31, 1995      ENDED JUNE
                                                                              (UNAUDITED)          30, 1995
 ------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...............................................      $  3,187,949       $  6,418,938
    Net realized loss on investments....................................          (951,848)        (3,960,676)
    Change in net unrealized appreciation (depreciation) on
      investments.......................................................         7,786,932          7,374,853
                                                                              ------------       ------------
    Net increase in net assets from operations..........................        10,023,033          9,833,115
DIVIDENDS
    To common shareholders from net investment income...................        (2,126,511)        (4,739,597)
    To preferred shareholders from net investment income................          (901,345)        (1,774,225)
                                                                              ------------       ------------
                                                                                (3,027,856)        (6,513,822)
                                                                              ------------       ------------
    Total increase in net assets........................................         6,995,177          3,319,293
                                                                              ------------       ------------
NET ASSETS
    Beginning of period.................................................       120,541,191        117,221,898
                                                                              ------------       ------------
    End of period (includes undistributed net investment income of
      $261,099 and $101,006, respectively)..............................      $127,536,368       $120,541,191
                                                                              ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 1995 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from sales of portfolio investments.............................................   $ 24,259,896
    Purchases of portfolio securities........................................................    (24,921,046)
    Net sales of short-term investments......................................................        500,000
                                                                                                ------------
                                                                                                    (161,150)
    Net investment income....................................................................      3,187,949
    Amortization of net premium on investments...............................................         11,395
    Amortization of organization expenses....................................................          5,083
    Net change in receivables/payables related to operations.................................          1,943
                                                                                                ------------
        Net cash provided by operating activities............................................      3,045,220
                                                                                                ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Common stock dividends paid..............................................................     (2,126,511)
    Preferred stock dividends paid...........................................................       (901,345)
                                                                                                ------------
        Net cash used by financing activities................................................     (3,027,856)
                                                                                                ------------
Net increase in cash.........................................................................         17,364
Cash at beginning of period..................................................................         29,513
                                                                                                ------------
CASH AT END OF PERIOD........................................................................   $     46,877
                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. ORGANIZATION AND COMMON STOCK OFFERING

Municipal Partners Fund II Inc. (the "Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (see Note 5).

The Fund had no transactions until July 19, 1993 when it sold 7,094 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Salomon Brothers Asset Management Inc (the "Investment Adviser") for an aggregate purchase price of $100,025. The Fund sold 5,500,000 shares of common stock in its initial public offering and received proceeds of $77,116,577 after deducting offering expenditures and underwriting commissions. Offering expenditures amounted to $433,423 and were charged to additional paid-in capital. Underwriting commissions paid to underwriters, including Salomon Brothers Inc ("SBI") and Oppenheimer, amounted to $4,950,000. On September 9, 1993 an additional 500,000 common shares were issued by the underwriters pursuant to their over-allotment option at the original offering price of $15.00 per share. This resulted in a $7,050,000 increase in the Fund's net assets after deducting the underwriters' discount paid to underwriters, including SBI and Oppenheimer, of $450,000.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the Investment Adviser, may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION.   Tax-exempt securities are valued by independent pricing
services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends and
distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $93,817
were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 3. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

(unaudited)

The Investment Manager and the fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of SBI, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each board and audit committee meeting, $700 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY

Purchases and sales of investment securities, other than short-term investments for the six months ended December 31, 1995, aggregated $23,991,433 and $24,259,896, respectively. At June 30, 1995, the Fund had a net capital loss carryover of approximately $3,732,000, of which $29,000 will be available through June 30, 2002, and approximately $3,703,000 will be available through June 30, 2003 to offset future capital gains to the extent provided by federal income tax regulations.

For federal income tax purposes, realized losses incurred after October 31, 1994, but within the fiscal year ended June 30, 1995, are deemed to arise on the first business day of the following fiscal year. The fund incurred and elected to defer such losses of approximately $2,241,000.

The federal income tax cost basis of the Fund's investments at December 31, 1995 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $6,128,684 and $178,922, respectively, resulting in net unrealized appreciation for federal income tax purposes of $5,949,762.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)

(unaudited)

NOTE 5. PREFERRED STOCK

On October 1, 1993, the Fund closed its public offering of 900 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. This resulted in a $43,983,550 increase in the Fund's net assets after deducting offering costs and underwriting commissions. Offering costs amounted to $228,950 and underwriting commissions paid to SBI and Oppenheimer amounted to $787,500. Offering costs and underwriting commissions incurred in connection with the Preferred Shares offering have been charged to additional paid-in capital.

The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the six months ended December 31, 1995 ranged from 3.799% to 4.05%. The weighted average dividend rate for the six months ended December 31, 1995 was 3.919%. The Board of Directors designated the dividend period commencing December 12, 1995 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 11, 1995 remains in effect through March 11, 1996 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.799%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

NOTE 6. COMMON STOCK DIVIDENDS SUBSEQUENT TO DECEMBER 31, 1995

The Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.059 per share, payable on January 31 and February 29, 1996 to shareholders of record on January 12 and February 12, 1996, respectively.

MUNICIPAL  PARTNERS  FUND  II  INC.

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                               SIX MONTHS
                                                                  ENDED
                                                              DECEMBER 31,     YEAR ENDED    PERIOD ENDED
                                                                  1995          JUNE 30,       JUNE 30,
                                                               (UNAUDITED)        1995         1994(a)
---------------------------------------------------------------------------------------------------------
Net investment income......................................         $.53           $1.07           $.89
Net realized loss and change in net unrealized appreciation
  (depreciation)...........................................         1.14             .57          (1.87)
                                                              -------------    ----------    ------------
    Total from investment operations.......................         1.67            1.64           (.98)
Dividends to common shareholders from net investment
  income...................................................         (.36)           (.79)          (.69)
Dividends to preferred shareholders from net investment
  income...................................................         (.15)           (.29)          (.17)
Offering costs on issuance of common and preferred
  shares...................................................           --              --           (.24)
                                                              -------------    ----------    ------------
    Net increase (decrease) in net asset value.............         1.16             .56          (2.08)
Net asset value, beginning of period.......................        12.58           12.02          14.10
                                                              -------------    ----------    ------------
Net asset value, end of period.............................       $13.74          $12.58         $12.02
                                                              -------------    ----------    ------------
Per share market value, end of period......................      $11.375          $10.75         $11.25
Total investment return based on market price per
  share(c).................................................        9.28%           2.97%        (15.92%)(b)
Ratios to average net assets of common shareholders(d):
    Operating expenses.....................................        1.41%(e)        1.50%          1.45%(e)
    Net investment income before preferred stock
      dividends............................................        8.09%(e)        8.99%          7.22%(e)
    Preferred stock dividends..............................        2.29%(e)        2.48%          1.67%(e)
    Net investment income available to common
      shareholders.........................................        5.80%(e)        6.51%          5.55%(e)
    Net assets of common shareholders, end of period
      (000)................................................      $82,536        $ 75,541       $ 72,222
    Preferred stock outstanding, end of period (000).......      $45,000        $ 45,000       $ 45,000
    Portfolio turnover rate................................          20%             24%            50%

--------------------------------------------------------------------------------

(a) For the period July 30, 1993 (commencement of investment operations) through June 30, 1994.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $11.25 per share.

(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. This calculation is not annualized.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends relative to the average net assets of common shares.

(e) Annualized.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)


SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                              NET REALIZED GAIN
                                                                                            (LOSS) & CHANGE IN NET
                                                                                                  UNREALIZED
                                                                       NET INVESTMENT            APPRECIATION
                                                                           INCOME               (DEPRECIATION)
                                                                     -------------------    ----------------------
                          QUARTER ENDED*                             TOTAL     PER SHARE      TOTAL      PER SHARE
   ------------------------------------------------------------------------------------------------------------
March 31, 1994....................................................   $1,587      $ .27      $ (11,652)    $ (1.94)
June 30, 1994.....................................................    1,546        .26         (1,537)       (.26)
September 30, 1994................................................    1,635        .27         (2,062)       (.34)
December 31, 1994.................................................    1,582        .27         (4,312)       (.72)
March 31, 1995....................................................    1,590        .26          8,355        1.39
June 30, 1995.....................................................    1,612        .27          1,433         .24
September 30, 1995................................................    1,578        .26          1,249         .21
December 31, 1995.................................................    1,610        .27          5,586         .93

--------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                See accompanying notes to financial statements.

MUNICIPAL  PARTNERS  FUND  II  INC.

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN

      Chairman of the Board;
      Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON

      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      President;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN

      General Partner,
      R.L.R. Partners

---------
OFFICERS

MICHAEL S. HYLAND

      President

MARYBETH WHYTE

      Executive Vice President

LAWRENCE H. KAPLAN

      Executive Vice President

ALAN M. MANDEL

      Treasurer

LAURIE A. PITTI

      Assistant Treasurer

TANA E. TSELEPIS

      Secretary

ROBERT I. KLEINBERG

      Assistant Secretary
-------------------------------------------
MUNICIPAL PARTNERS FUND II INC.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER

      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York 10281

AUCTION AGENT

      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      MPT

--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY                        ---------------------
P.O. BOX 8200                                                    BULK RATE
BOSTON, MASSACHUSETTS 02266-8200                                U.S. POSTAGE
                                                                    PAID
                                                             S. HACKENSACK, NJ
                                                                 PERMIT NO.
                                                                    750
                                                           ---------------------